UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4375

Name of Fund: Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Pennsylvania Municipal
                                        Bond Fund

Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Pennsylvania Municipal Bond Fund

Distribution by Market Sector

                                                                Percent of Total
As of July 31, 2004                                               Market Value
--------------------------------------------------------------------------------
Other Revenue Bonds ..........................................             73.4%
General Obligation & Tax Revenue Bonds .......................             17.1
Prerefunded Bonds* ...........................................              6.4
Mutual Funds .................................................              3.1
                                                                          -----
Total ........................................................            100.0%
                                                                          =====

*     Backed by an escrow fund.

Important Tax Information

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Municipal Bond Fund during the taxable year ended July 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to the interest rate increases in order to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising rates means the value of older issues declines because they bear the former lower rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. But because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the six-month and 12-month periods ended July 31, 2004, municipal bonds posted returns of +.06% and +5.79%, respectively, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004      3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund continued to generate an attractive yield and provided a 12-month total return greater than the Lipper Pennsylvania Municipal Debt Funds average.

Discuss the recent market environment relative to municipal bonds.

Over the past 12 months, long-term U.S. Treasury bond yields, while displaying considerable month-to-month volatility, were little changed. As the period began, bond prices were on the rise as yields, which move in the opposite direction, declined. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows. Under the circumstances, long-term U.S. Treasury bond yields fell to 4.65% by mid-March 2004.

Beginning in early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond prices fell (yields increased). Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, long-term U.S. Treasury bond yields had risen to over 5.50%.

For the remainder of the period, bond yields generally declined. While economic growth remained positive, inflationary measures continued to be negligible. More importantly, on June 30, the Fed raised its short-term interest rate target for the first time in four years -- from 1% to 1.25%. In doing so, the Fed indicated a tendency toward a measured, moderate monetary tightening cycle, which helped support higher bond prices (and lower yields). By the end of July 2004, long-term U.S. Treasury bond yields stood at 5.20%, a decline of 10 basis points (.10%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.48%, an increase of less than 10 basis points during the past 12 months.

Tax-exempt issues, supported by a favorable technical backdrop, experienced less volatility than their taxable counterparts during the year. Declining supply trends allowed tax-exempt bond prices to register modest gains. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 10 basis points over the last year to 5.31%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 15 basis points to 4.90% at July 31, while yields on 10-year AAA-rated issues fell more than 25 basis points to 3.79%.

During the past 12 months, more than $360 billion in new long-term tax-exempt bonds was underwritten, a decline of approximately 8% versus last year. Approximately $100 billion in long-term tax-exempt bonds was issued in the last three months of the period, a decline of more than 15% compared to the same period a year ago. The tax-exempt bond market maintained a positive supply/demand position throughout the year, allowing municipal issues to outperform their taxable counterparts.

Describe conditions in the Commonwealth of Pennsylvania.

Through the past few years of recession and slow growth, the Commonwealth of Pennsylvania managed to protect its credit ratings of Aa2, AA and AA, as assigned by the three major credit-rating agencies. This was achieved through conservative budgeting practices, maintenance of a relatively low debt burden and a more service-diversified economy. In fiscal year 2001 - 2002, Pennsylvania was forced to turn to its rainy-day reserves to balance the budget. The following year, the budget was thinly balanced through a combination of tax increases, one-time measures and appropriation cuts. In contrast, the 2003 - 2004 fiscal year ended with a $637 million surplus. This was largely due to increases in the personal income tax rate (which was raised from 2.8% to 3.1%, effective January 1, 2004), along with higher taxes on cigarettes and cellular phones. The tax increases were precipitated by a projected budget deficit of $1 billion a year ago.

The Pennsylvania Legislature recently approved Governor Rendell's plan to use slot machine tax revenues to finance increased aid to local school districts. The expansion of gaming in the commonwealth is projected to allow for $1 billion in local property tax relief among Pennsylvania's 501 school districts. The 2004
- 2005 budget was enacted in July. The $22.8 billion budget calls for a modest 4.1% increase over the prior year's spending plan, focused largely on education and environmental issues with the goal of attracting more employers and residents to the Keystone State. Under Governor Rendell's economic stimulus program, the commonwealth's currently favorable debt profile is expected to weaken with the issuance of $2 billion in bonds. Overall,


4     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004
unemployment rates and personal income remain on par with national measures, and job growth has begun to show small gains.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2004, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.37%, +5.04%, +4.93% and +5.57%, respectively. This compared to a return of +5.79% for the benchmark Lehman Brothers Municipal Bond Index for the same period. The Index measures the performance of municipal bonds nationwide, while the Fund invests only in Pennsylvania issues. This explains some of the disparity in performance. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.)

Fund performance for the year generally exceeded the +4.95% average return of the Lipper Pennsylvania Municipal Debt Funds category. Unlike the benchmark Index, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania. For that reason, it provides a better measure of the Fund's relative performance. The Fund's 12-month net yield of 4.72% exceeded that of the Lipper category.

The Fund's above-market duration benefited performance for much of the period, although it hindered relative results somewhat at times when interest rates increased. In general, investments with longer durations are more sensitive to interest rate increases; therefore, their value will fluctuate more in a rising interest rate environment. We saw a substantial amount of volatility over the past year, but our duration stance generally worked to the Fund's advantage as interest rates remained at historic lows. The volatility also presented us with trading opportunities throughout the year.

What changes were made to the portfolio during the year?

We continued to focus on buying premium-coupon bonds with longer maturities, usually in the 20-year - 30-year range. Our observations and research reveal that the longer end of the yield curve has held firm, while the 10-year - 15-year sector has continued to be volatile. By taking advantage of the steep curve, we generally have been able to increase the Fund's yield while muting its price volatility.

One specific transaction during the period involved the purchase of longer-dated premium-coupon Pennsylvania Turnpike bonds that we converted into a derivative position. To offset the price volatility associated with derivative securities, we made use of hedge positions. We also reduced the Fund's hospital exposure and its position in tobacco bonds. Overall, we were successfully able to add to the Fund's yield while maintaining a high-quality portfolio. In fact, throughout the year, the Fund maintained an average credit-quality rating of AA2.

How would you characterize the Fund's position at the close of the period?

We believe the market will continue to be hypersensitive to economic news in the coming months and, as a result, we would expect bond price volatility to continue. This should present both buying and selling opportunities for the Fund.

The Fed has articulated its intention to gradually increase short-term interest rates over the next 12 months - 18 months, causing bond yields to rise. Based on this scenario, we would expect to further reduce the Fund's holdings of longer-dated bonds with coupons of 5% - 5.125% and purchase premium-coupon bonds in the 20-year - 30-year range. This is because longer-duration bonds, such as those with coupons of 5% - 5.125%, are more sensitive to interest rate increases whereas bonds selling at a premium have less price movement in a rising interest rate environment. We would also anticipate closing our shorter-maturity derivatives, which would be most affected as interest rates increase and the yield curve flattens. Of course, the execution of this strategy is contingent on the availability of premium-coupon bonds. We expect that these actions, combined with the Fund's existing hedge position, should result in favorable relative performance in a rising interest rate environment.

William R. Bock
Vice President and Portfolio Manager

August 18, 2004


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004      5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               10-Year/
                                                               6-Month        12-Month     Since Inception   Standardized
As of July 31, 2004                                         Total Return    Total Return     Total Return    30-Day Yield
=========================================================================================================================
ML Pennsylvania Municipal Bond Fund Class A Shares*             -0.47%          +5.37%          +76.84%          3.98%
-------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares*             -0.67           +5.04           +66.77           3.73
-------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares*             -0.72           +4.93           +68.12           3.64
-------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class I Shares*             -0.42           +5.57           +75.44           4.07
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +0.06           +5.79        +85.65/+91.15         --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2004:

                                    10/21/94**       7/95              7/96             7/97              7/98             7/99
ML Pennsylvania
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,404           $11,070          $12,135           $12,860          $13,028

ML Pennsylvania
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,784           $11,417          $12,451           $13,129          $13,221

                                    7/00             7/01              7/02             7/03              7/04
ML Pennsylvania
Municipal Bond Fund+--
Class A Shares*                     $13,323          $14,590           $15,538          $16,112           $16,976

ML Pennsylvania
Municipal Bond Fund+--
Class C Shares*                     $13,463          $14,670           $15,545          $16,022           $16,812

                                    10/31/94         7/95              7/96             7/97              7/98             7/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,107           $11,840          $13,054           $13,837          $14,235

                                    7/00             7/01              7/02             7/03              7/04
Lehman Brothers Municipal
Bond Index++                        $14,848          $16,345           $17,441          $18,070           $19,115

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/04                              +5.37%            +1.15%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                            +5.43             +4.58
--------------------------------------------------------------------------------
Inception (10/21/94)
through 7/31/04                                     +6.01             +5.56
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                       Return          Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/04                                  +4.93%         +3.93%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                                +4.92          +4.92
Inception (10/21/94)
through 7/31/04                                         +5.46          +5.46
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004      7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1994 to July 2004:

                                    7/94             7/95              7/96             7/97              7/98
ML Pennsylvania
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,601           $11,235          $12,265           $12,946

ML Pennsylvania
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $10,230           $10,896          $11,956           $12,672

                                    7/99             7/00              7/01             7/02              7/03             7/04
ML Pennsylvania
Municipal Bond Fund+--
Class B Shares*                     $13,049          $13,302           $14,509          $15,389           $15,878          $16,677

ML Pennsylvania
Municipal Bond Fund+--
Class I Shares*                     $12,850          $13,165           $14,433          $15,386           $15,954          $16,842

                                    7/94             7/95              7/96             7/97              7/98
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,787           $11,499          $12,678           $13,438

                                    7/99             7/00              7/01             7/02              7/03             7/04
Lehman Brothers Municipal
Bond Index++                        $13,824          $14,420           $15,874          $16,939           $17,549          $18,565

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/04                                  +5.04%         +1.04%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                                +5.03          +4.69
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                                 +5.25          +5.25
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/04                               +5.57%           +1.35%
--------------------------------------------------------------------------------
Five Years Ended 7/31/04                             +5.56            +4.70
--------------------------------------------------------------------------------
Ten Years Ended 7/31/04                              +5.78            +5.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8     MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees, and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2004 and held through July 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                       Beginning               Ending         During the Period*
                     Account Value         Account Value       February 1, 2004
                   February 1, 2004        July 31, 2004       to July 31, 2004
================================================================================
Actual
================================================================================
Class A                 $1,000               $  995.30                $4.95
--------------------------------------------------------------------------------
Class B                 $1,000               $  993.30                $6.97
--------------------------------------------------------------------------------
Class C                 $1,000               $  992.80                $7.46
--------------------------------------------------------------------------------
Class I                 $1,000               $  995.80                $4.45
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Class A                 $1,000               $1,019.84                $5.01
--------------------------------------------------------------------------------
Class B                 $1,000               $1,017.80                $7.05
--------------------------------------------------------------------------------
Class C                 $1,000               $1,017.31                $7.55
--------------------------------------------------------------------------------
Class I                 $1,000               $1,020.33                $4.51
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.41% for Class B, 1.51% for Class C and .90% for Class I), multiplied by the average account value over the period, multiplied by 182/367 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half-year divided by 367.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004      9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Pennsylvania--79.9%
-----------------------------------------------------------------------------------------------------------------------------------
                          AAA       Aaa       $ 4,785   Allegheny County, Pennsylvania, IDA, Commercial Development
                                                        Revenue Refunding Bonds (MPB Associates Project), 7.70%
                                                        due 12/01/2013 (d)                                               $    5,829
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      Baa1        1,500   Allegheny County, Pennsylvania, IDA, Environmental
                                                        Improvement Revenue Refunding Bonds (USX Corporation),
                                                        6.10% due 7/15/2020                                                   1,559
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Allegheny County, Pennsylvania, Redevelopment Authority, Tax
                                                        Increment Revenue Bonds (Waterfront Project), Series A, 6.30%
                                                        due 12/15/2018                                                        1,083
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      NR*         1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                                        (Pennswood Village Project), Series A, 6% due 10/01/2027              1,018
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,000   Dauphin County, Pennsylvania, GO, Series C, 5%
                                                        due 3/01/2024 (b)                                                     1,018
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa2        1,000   Delaware County, Pennsylvania, Hospital Authority Revenue
                                                        Bonds, GO (Crozer-Chester Medical Center), 6.25%
                                                        due 12/15/2022                                                        1,028
                          ---------------------------------------------------------------------------------------------------------
                          AA-       Aa3         1,000   Delaware Valley, Pennsylvania, Regional Finance Authority,
                                                        Local Government Revenue Bonds, 5.75% due 7/01/2032                   1,108
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aaa         2,200   Downingtown, Pennsylvania, Area School District, GO,
                                                        Refunding, 5.70% due 3/01/2021 (a)                                    2,388
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           920   Erie, Western Pennsylvania Port Authority Revenue Bonds,
                                                        6.875% due 6/15/2016                                                    959
                          ---------------------------------------------------------------------------------------------------------
                          A-        NR*         1,000   Lancaster County, Pennsylvania, Hospital Authority Revenue
                                                        Bonds (Lancaster General Hospital Project), 5.50%
                                                        due 3/15/2026                                                         1,001
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa2        2,250   Lehigh County, Pennsylvania, General Purpose Authority,
                                                        Hospital Revenue Refunding Bonds (Saint Lukes Hospital of
                                                        Bethlehem), 5.375% due 8/15/2033                                      2,081
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue
                                                        Refunding Bonds (Pennsylvania Gas and Water Company Project),
                                                        AMT, Series A, 7% due 12/01/2017 (a)                                  2,073
                          ---------------------------------------------------------------------------------------------------------
                                                        Mifflin County, Pennsylvania, Hospital Authority, Revenue
                                                        Refunding Bonds (Lewiston Hospital) (g):
                          AA        Baa1        2,550         6.40% due 7/01/2020                                             2,852
                          AA        Baa1        1,000         6.20% due 7/01/2030                                             1,060
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,500   Pennsylvania Convention Center, Revenue Refunding Bonds,
                                                        Series A, 6.75% due 9/01/2019 (b)                                     2,636
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*         1,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                        Facilities Revenue Bonds (National Gypsum Company), AMT,
                                                        Series B, 6.125% due 11/01/2027                                         983
                          ---------------------------------------------------------------------------------------------------------
                          BBB       Baa2        4,000   Pennsylvania Economic Development Financing Authority,
                                                        Wastewater Treatment Revenue Bonds (Sun Company Inc.--R & M
                                                        Project), AMT, Series A, 7.60% due 12/01/2024                         4,146
                          ---------------------------------------------------------------------------------------------------------
                          AA+       Aa2         1,040   Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                        Series 59A, 5.80% due 10/01/2029                                      1,065
                          ---------------------------------------------------------------------------------------------------------
                          AA+       Aa2         2,000   Pennsylvania HFA, S/F Revenue Refunding Bonds, AMT, Series 73A,
                                                        5.45% due 10/01/2032                                                  2,035

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Pennsylvania Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family


10    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
                          Ratings+  Ratings+  Amount    Municipal Bonds                                                    Value
===================================================================================================================================
Pennsylvania (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                          NR*       Aaa       $ 1,500   Pennsylvania State, GO, RIB, Series 465X, 10.14%
                                                        due 10/01/2019 (b)(c)                                            $    1,851
                          ---------------------------------------------------------------------------------------------------------
                          BBB+      NR*           500   Pennsylvania State Higher Educational Facilities Authority,
                                                        Revenue Refunding Bonds (Widener University), 5.375%
                                                        due 7/15/2029                                                           497
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         2,500   Pennsylvania State Public School Building Authority, School
                                                        Revenue Bonds, DRIVERS, Series 371, 9.131% due 6/01/2011 (c)(d)       2,647
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         2,500   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                        Revenue Bonds, DRIVERS, Series 366, 9.63% due 6/01/2011 (b)(c)        2,804
                          ---------------------------------------------------------------------------------------------------------
                          NR*       NR*           800   Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds,
                                                        DRIVERS, Series 460-Z, 9.63% due 6/01/2012 (a)(c)                       904
                          ---------------------------------------------------------------------------------------------------------
                                                        Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Senior Living Revenue Bonds:
                          NR*       Baa2          500         (Rieder House Project), Series A, 6.10% due 7/01/2033             475
                          NR*       Baa2          500         (Saligman House Project), Series C, 6.10% due 7/01/2033           475
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th
                                                        Series B, 7% due 5/15/2020 (b)(e)                                     2,443
                          ---------------------------------------------------------------------------------------------------------
                          AAA       NR*         3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
                                                        Facilities Authority, Hospital Revenue Refunding Bonds
                                                        (Presbyterian Medical Center), 6.65% due 12/01/2019 (e)               3,637
                          ---------------------------------------------------------------------------------------------------------
                                                        Philadelphia, Pennsylvania, School District, GO:
                          AAA       Aaa         4,400         Series A, 5.75% due 2/01/2011 (d)(h)                            4,984
                          AAA       Aaa         1,000         Series D, 5.125% due 6/01/2034 (f)                              1,007
                          ---------------------------------------------------------------------------------------------------------
                          A-        NR*         1,400   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                                        Refunding Bonds (Guthrie Health), Series A, 5.875%
                                                        due 12/01/2031                                                        1,419
                          ---------------------------------------------------------------------------------------------------------
                          NR*       Aa3         1,745   South Central Pennsylvania, General Authority, Revenue
                                                        Refunding Bonds (Wellspan Health Obligated), 5.625%
                                                        due 5/15/2026                                                         1,794
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         1,185   Washington County, Pennsylvania, Capital Funding Authority
                                                        Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                                        due 12/01/2029 (a)                                                    1,357
===================================================================================================================================
Guam--0.6%
-----------------------------------------------------------------------------------------------------------------------------------
                          B+        Ba3           500   Commonwealth of the Northern Mariana Islands, Guam, GO,
                                                        Series A, 6.75% due 10/01/2033                                          504
===================================================================================================================================
Puerto Rico--14.5%
-----------------------------------------------------------------------------------------------------------------------------------
                          BBB       Baa3        1,320   Children's Trust Fund Project of Puerto Rico, Tobacco
                                                        Settlement Revenue Refunding Bonds, 5.375% due 5/15/2033              1,151
                          ---------------------------------------------------------------------------------------------------------
                          AAA       Aaa         2,000   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R,
                                                        Series 3, 10.09% due 7/01/2016 (b)(c)                                 2,517
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                        Series NN:
                          A-        A3          1,000         5.125% due 7/01/2024                                            1,014
                          A-        A3          1,000         5.125% due 7/01/2029                                            1,001
                          ---------------------------------------------------------------------------------------------------------
                                                        Puerto Rico Public Buildings Authority, Government Facilities
                                                        Revenue Refunding Bonds:
                          A-        Baa1        2,940         Series D, 5.375% due 7/01/2033                                  2,992
                          A-        Baa1        2,500         Series I, 5.50% due 7/01/2025                                   2,621
===================================================================================================================================
Virgin Islands--2.0%
-----------------------------------------------------------------------------------------------------------------------------------
                          BBB-      Baa3        1,000   Virgin Islands Government Refinery Facilities, Revenue
                                                        Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
                                                        due 7/01/2021                                                         1,064
                          ---------------------------------------------------------------------------------------------------------
                          BBB-      Baa3          500   Virgin Islands Public Finance Authority, Refinery Facilities
                                                        Revenue Bonds (Hovensa Refinery), AMT, 6.125% due 7/01/2022             519
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$71,272)--97.0%                         75,599
                          =========================================================================================================


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                               Shares
                                               Held     Short-Term Securities                                              Value
                          =========================================================================================================
                                                2,418   CMA Pennsylvania Municipal Money Fund (i)                        $    2,418
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$2,418)--3.1%                      2,418
                          =========================================================================================================
                          Total Investments (Cost--$73,690++)--100.1%                                                        78,017

                          Liabilities in Excess of Other Assets--(0.1%)                                                         (41)
                                                                                                                         ----------
                          Net Assets--100.0%                                                                             $   77,976
                                                                                                                         ==========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.
(d)   FSA Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   Prerefunded.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund               (2,085)          $11
      --------------------------------------------------------------------------

*     Not Rated.
+     Ratings of issues shown are unaudited.
++ The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ..............................................     $73,683
                                                                        =======
      Gross unrealized appreciation ...............................     $ 4,556
      Gross unrealized depreciation ...............................        (222)
                                                                        -------
      Net unrealized appreciation .................................     $ 4,334
                                                                        =======

      Forward interest rate swaps outstanding as of July 31, 2004 are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
       7-Day Bond Market Association
       Municipal Swap Index Rate and pay a
       fixed rate of 4.136%

      Broker, J.P. Morgan Chase Bank
       Expires September 2014                           $12,000           $(367)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Statement of Assets and Liabilities

As of July 31, 2004
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$71,271,031) ...............................................                     $ 75,598,968
                       Investments in affiliated securities, at value (identified
                        cost--$2,418,515) ................................................                        2,418,515
                       Cash ..............................................................                           94,708
                       Receivables:
                          Securities sold ................................................    $  3,401,944
                          Interest .......................................................         975,595
                          Beneficial interest sold .......................................          54,984
                          Dividends from affiliates ......................................              31        4,432,554
                                                                                              ------------
                       Prepaid expenses ..................................................                           12,618
                                                                                                               ------------
                       Total assets ......................................................                       82,557,363
                                                                                                               ------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ............                          366,984
                       Payables:
                          Securities purchased ...........................................       4,005,381
                          Dividends to shareholders ......................................          96,085
                          Investment adviser .............................................          39,720
                          Distributor ....................................................          21,923
                          Beneficial interest redeemed ...................................          16,269
                          Other affiliates ...............................................           8,591        4,187,969
                                                                                              ------------
                       Accrued expenses ..................................................                           26,115
                                                                                                               ------------
                       Total liabilities .................................................                        4,581,068
                                                                                                               ------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                     $ 77,976,295
                                                                                                               ============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                     $    228,457
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                          258,555
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                          119,251
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ......................................                           94,753
                       Paid-in capital in excess of par ..................................                       74,731,882
                       Undistributed investment income--net ..............................    $     62,471
                       Accumulated realized capital losses on investments--net ...........      (1,480,027)
                       Unrealized appreciation on investments--net .......................       3,960,953
                                                                                              ------------
                       Total accumulated earnings--net ...................................                        2,543,397
                                                                                                               ------------
                       Net Assets ........................................................                     $ 77,976,295
                                                                                                               ============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $25,432,061 and 2,284,568 shares
                        of beneficial interest outstanding ...............................                     $      11.13
                                                                                                               ============
                       Class B--Based on net assets of $28,748,565 and 2,585,550 shares
                        of beneficial interest outstanding ...............................                     $      11.12
                                                                                                               ============
                       Class C--Based on net assets of $13,260,021 and 1,192,508 shares
                        of beneficial interest outstanding ...............................                     $      11.12
                                                                                                               ============
                       Class I--Based on net assets of $10,535,648 and 947,534 shares
                        of beneficial interest outstanding ...............................                     $      11.12
                                                                                                               ============

      See Notes to Financial Statements.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended July 31, 2004
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Interest ..........................................................                     $  4,753,791
                       Dividends from affiliates .........................................                           11,224
                                                                                                               ------------
                       Total income ......................................................                        4,765,015
                                                                                                               ------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $    477,477
                       Account maintenance and distribution fees--Class B ................         181,107
                       Accounting services ...............................................          81,297
                       Account maintenance and distribution fees--Class C ................          80,749
                       Professional fees .................................................          60,223
                       Printing and shareholder reports ..................................          43,669
                       Account maintenance fees--Class A .................................          25,924
                       Transfer agent fees--Class B ......................................          23,587
                       Transfer agent fees--Class A ......................................          14,735
                       Registration fees .................................................          12,973
                       Trustees' fees and expenses .......................................          10,341
                       Transfer agent fees--Class C ......................................           8,811
                       Custodian fees ....................................................           7,951
                       Transfer agent fees--Class I ......................................           6,351
                       Pricing fees ......................................................           6,298
                       Other .............................................................          28,574
                                                                                              ------------
                       Total expenses before reimbursement ...............................       1,070,067
                       Reimbursement of expenses .........................................         (14,121)
                                                                                              ------------
                       Total expenses after reimbursement ................................                        1,055,946
                                                                                                               ------------
                       Investment income--net ............................................                        3,709,069
                                                                                                               ------------
===========================================================================================================================
Realized & Unrealized Gain (Loss) from Investments--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net ...............................................         826,405
                          Forward interest rate swaps--net ...............................         866,509        1,692,914
                                                                                              ------------
                       Change in unrealized appreciation/depreciation from:
                          Investments--net ...............................................         857,496
                          Forward interest rate swaps--net ...............................      (1,749,479)        (891,983)
                                                                                              -----------------------------
                       Total realized and unrealized gain--net ...........................                          800,931
                                                                                                               ------------
                       Net Increase in Net Assets Resulting from Operations ..............                     $  4,510,000
                                                                                                               ============

      See Notes to Financial Statements.


14    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                         July 31,
                                                                                              -----------------------------
Increase (Decrease) in Net Assets:                                                                2004             2003
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  3,709,069     $  4,144,696
                       Realized gain on investments--net .................................       1,692,914          356,164
                       Change in unrealized appreciation/depreciation on investments--net         (891,983)      (1,374,424)
                                                                                              -----------------------------
                       Net increase in net assets resulting from operations ..............       4,510,000        3,126,436
                                                                                              -----------------------------
===========================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................      (1,167,580)        (964,384)
                          Class B ........................................................      (1,482,707)      (2,139,645)
                          Class C ........................................................        (538,054)        (477,116)
                          Class I ........................................................        (516,152)        (560,042)
                                                                                              -----------------------------
                       Net decrease in net assets resulting from dividends to shareholders      (3,704,493)      (4,141,187)
                                                                                              -----------------------------
===========================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from beneficial
                        interest transactions ............................................     (13,993,059)          49,289
                                                                                              -----------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ......................................     (13,187,552)        (965,462)
                       Beginning of year .................................................      91,163,847       92,129,309
                                                                                              -----------------------------
                       End of year* ......................................................    $ 77,976,295     $ 91,163,847
                                                                                              =============================
                          * Undistributed investment income--net .........................    $     62,471     $     57,895
                                                                                              =============================

      See Notes to Financial Statements.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                              Class A
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                                For the Year Ended July 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2004          2003++         2002++         2001++         2000++
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 11.05        $ 11.17        $ 11.00        $ 10.55        $ 10.92
                                                                -------------------------------------------------------------------
                       Investment income--net ...............       .51+           .53+           .53            .53            .53
                       Realized and unrealized gain (loss)
                        on investments--net .................       .08           (.12)           .17            .45           (.31)
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       .59            .41            .70            .98            .22
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............      (.51)          (.53)          (.53)          (.53)          (.53)
                          In excess of realized gain on
                           investments--net .................        --             --             --             --           (.06)
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....      (.51)          (.53)          (.53)          (.53)          (.59)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $ 11.13        $ 11.05        $ 11.17        $ 11.00        $ 10.55
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      5.37%          3.69%          6.50%          9.51%          2.25%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .......       .98%           .98%          1.00%           .95%           .91%
                                                                ===================================================================
                       Expenses .............................      1.00%           .99%          1.00%           .95%           .91%
                                                                ===================================================================
                       Investment income--net ...............      4.50%          4.69%          4.78%          4.91%          5.09%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $25,432        $23,460        $16,295        $12,121        $ 6,673
                                                                ===================================================================
                       Portfolio turnover ...................     66.08%         34.92%         30.23%         73.23%         51.32%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


16    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

                                                                                             Class B
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                               For the Year Ended July 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 11.03        $ 11.16        $ 10.99        $ 10.54        $ 10.90
                                                                -------------------------------------------------------------------
                       Investment income--net ...............       .46+           .49+           .48            .49            .48
                       Realized and unrealized gain (loss)
                        on investments--net .................       .09           (.14)           .17            .45           (.30)
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       .55            .35            .65            .94            .18
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............      (.46)          (.48)          (.48)          (.49)          (.48)
                          In excess of realized gain on
                           investments--net .................        --             --             --             --           (.06)
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....      (.46)          (.48)          (.48)          (.49)          (.54)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $ 11.12        $ 11.03        $ 11.16        $ 10.99        $ 10.54
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      5.04%          3.18%          6.07%          9.07%          1.92%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .......      1.38%          1.39%          1.40%          1.35%          1.32%
                                                                ===================================================================
                       Expenses .............................      1.40%          1.40%          1.40%          1.35%          1.32%
                                                                ===================================================================
                       Investment income--net ...............      4.09%          4.31%          4.36%          4.52%          4.69%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $28,749        $43,099        $54,421        $60,252        $68,723
                                                                ===================================================================
                       Portfolio turnover ...................     66.08%         34.92%         30.23%         73.23%         51.32%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     17

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class C
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                              For the Year Ended July 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004           2003           2002           2001           2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 11.03        $ 11.16        $ 10.99        $ 10.54        $ 10.90
                                                                -------------------------------------------------------------------
                       Investment income--net ...............       .45+           .47+           .47            .48            .47
                       Realized and unrealized gain (loss)
                        on investments--net .................       .09           (.13)           .17            .45           (.30)
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       .54            .34            .64            .93            .17
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............      (.45)          (.47)          (.47)          (.48)          (.47)
                          In excess of realized gain on
                           investments--net .................        --             --             --             --           (.06)
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....      (.45)          (.47)          (.47)          (.48)          (.53)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $ 11.12        $ 11.03        $ 11.16        $ 10.99        $ 10.54
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      4.93%          3.07%          5.96%          8.97%          1.82%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .......      1.49%          1.49%          1.51%          1.45%          1.42%
                                                                ===================================================================
                       Expenses .............................      1.50%          1.49%          1.51%          1.45%          1.42%
                                                                ===================================================================
                       Investment income--net ...............      3.99%          4.18%          4.27%          4.42%          4.60%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $13,260        $13,309        $ 9,309        $ 7,007        $ 5,874
                                                                ===================================================================
                       Portfolio turnover ...................     66.08%         34.92%         30.23%         73.23%         51.32%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


18    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Financial Highlights (concluded)

                                                                                              Class I
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                                For the Year Ended July 31,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2004           2003++         2002++         2001++         2000++
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $ 11.03        $ 11.16        $ 10.99        $ 10.54        $ 10.90
                                                                -------------------------------------------------------------------
                       Investment income--net ...............       .52+           .54+           .54            .54            .54
                       Realized and unrealized gain (loss)
                        on investments--net .................       .08           (.13)           .17            .45           (.30)
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       .60            .41            .71            .99            .24
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............      (.51)          (.54)          (.54)          (.54)          (.54)
                          In excess of realized gain on
                           investments--net .................        --             --             --             --           (.06)
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....      (.51)          (.54)          (.54)          (.54)          (.60)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $ 11.12        $ 11.03        $ 11.16        $ 10.99        $ 10.54
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      5.57%          3.69%          6.61%          9.63%          2.44%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement .......       .88%           .88%           .90%           .84%           .81%
                                                                ===================================================================
                       Expenses .............................       .89%           .89%           .90%           .84%           .81%
                                                                ===================================================================
                       Investment income--net ...............      4.60%          4.81%          4.88%          5.03%          5.20%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $10,536        $11,296        $12,104        $13,578        $14,494
                                                                ===================================================================
                       Portfolio turnover ...................     66.08%         34.92%         30.23%         73.23%         51.32%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.


20    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2004, FAM reimbursed the Fund in the amount of $14,121.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Account           Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ..................................          .10%                 --
Class B ..................................          .25%                .25%
Class C ..................................          .25%                .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  970               $8,172
Class I ..............................               $   49               $  534
--------------------------------------------------------------------------------

For the year ended July 31, 2004, MLPF&S received contingent deferred sales charges of $36,677 and $888 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2004, the Fund reimbursed FAM $2,454 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2004 were $54,820,132 and $63,026,350, respectively.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(13,993,059) and $49,289 for the years ended July 31, 2004 and July 31, 2003, respectively.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     21

[LOGO] Merrill Lynch Investment Managers

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            42,048       $    475,704
Automatic conversion of shares ...........           531,874          5,992,601
Shares issued to shareholders in
   reinvestment of dividends .............            49,901            562,406
                                                  -----------------------------
Total issued .............................           623,823          7,030,711
Shares redeemed ..........................          (462,936)        (5,213,252)
                                                  -----------------------------
Net increase .............................           160,887       $  1,817,459
                                                  =============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           127,366       $  1,430,014
Automatic conversion of shares ...........           685,816          7,757,166
Shares issued to shareholders in
   reinvestment of dividends .............            42,608            480,285
                                                  -----------------------------
Total issued .............................           855,790          9,667,465
Shares redeemed ..........................          (190,556)        (2,147,504)
                                                  -----------------------------
Net increase .............................           665,234       $  7,519,961
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            62,040       $    697,738
Shares issued to shareholders in
   reinvestment of dividends .............            66,107            744,167
                                                  -----------------------------
Total issued .............................           128,147          1,441,905
Automatic conversion of shares ...........          (532,496)        (5,992,601)
Shares redeemed ..........................          (916,104)       (10,266,049)
                                                  -----------------------------
Net decrease .............................        (1,320,453)      $(14,816,745)
                                                  =============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           391,686       $  4,420,473
Shares issued to shareholders in
   reinvestment of dividends .............            93,594          1,053,147
                                                  -----------------------------
Total issued .............................           485,280          5,473,620
Automatic conversion of shares ...........          (686,486)        (7,757,166)
Shares redeemed ..........................          (769,446)        (8,688,344)
                                                  -----------------------------
Net decrease .............................          (970,652)      $(10,971,890)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           204,520       $  2,304,491
Shares issued to shareholders in
   reinvestment of dividends .............            27,815            312,987
                                                  -----------------------------
Total issued .............................           232,335          2,617,478
Shares redeemed ..........................          (245,992)        (2,752,277)
                                                  -----------------------------
Net decrease .............................           (13,657)      $   (134,799)
                                                  =============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           491,888       $  5,547,248
Shares issued to shareholders in
   reinvestment of dividends .............            23,499            264,648
                                                  -----------------------------
Total issued .............................           515,387          5,811,896
Shares redeemed ..........................          (143,404)        (1,628,417)
                                                  -----------------------------
Net increase .............................           371,983       $  4,183,479
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2004                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................           123,705       $  1,403,372
Shares issued to shareholders in
   reinvestment of dividends .............            24,268            273,141
                                                  -----------------------------
Total issued .............................           147,973          1,676,513
Shares redeemed ..........................          (224,139)        (2,535,487)
                                                  -----------------------------
Net decrease .............................           (76,166)      $   (858,974)
                                                  =============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................            83,885       $    949,230
Shares issued to shareholders in
   reinvestment of dividends .............            25,095            282,463
                                                  -----------------------------
Total issued .............................           108,980          1,231,693
Shares redeemed ..........................          (169,901)        (1,913,954)
                                                  -----------------------------
Net decrease .............................           (60,921)      $   (682,261)
                                                  =============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2004.


22    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Notes to Financial Statements (concluded)

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                   7/31/2004           7/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ...................          $3,704,493          $4,141,187
                                                  ------------------------------
Total distributions ....................          $3,704,493          $4,141,187
                                                  ==============================

As of July 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $    55,711
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................              55,711
Capital loss carryforward ...............................            (960,703)*
Unrealized gains--net ...................................           3,448,389**
                                                                  -----------
Total accumulated earnings--net .........................         $ 2,543,397
                                                                  ===========

* On July 31, 2004, the Fund had a net capital loss carryforward of $960,703, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     23

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Trust") as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 17, 2004


24    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   125 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             160 Portfolios
            08543-9011     Trustee      and      ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1992 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 60                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2000 to  Member of the Committee of Investment of              38 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 69                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004 and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998 and Vice Chairman thereof since
                                                 2002; Director, Montpelier Foundation since 1998
                                                 and its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     25

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 65                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993; Director, Level Playing
                                                 Field (education) from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1985 to  Harvard Business School: George Gund Professor        38 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking since 2000; Senior             55 Portfolios
            08543-9095                           Associate Dean, Director of Faculty Recruiting
            Age: 52                              since 2001; Finance Area Chair from 1996 to
                                                 2001; Sylvan C. Coleman Professor of Financial
                                                 Management from 1993 to 2000; Director,
                                                 Genbel Securities Limited and Gensec Bank from
                                                 1999 to 2003; Director, Stockback, Inc. from 2000
                                                 to 2002; Director, Sanlam Limited from 2001 to
                                                 2003; Trustee, Commonfund from 1989 to 2001;
                                                 Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 61                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc.
                                                 since 1999; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               55 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 until 1995;
            Age: 67                              Chairman of Salomon Brothers equity mutual funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers from 1975 until 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors (investment             39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing) since
                                                 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


26    MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004

Officers and Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1997 to  Vice President of MLIM since 1994.
Bock        Princeton, NJ  President    present
            08543-9011
            Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communi cations to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND        JULY 31, 2004     27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Pennsylvania Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #11299 -- 7/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -             Fiscal Year Ending July 31, 2004 - $24,000
                                      Fiscal Year Ending July 31, 2003 - $26,000

         (b) Audit-Related Fees -     Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (c) Tax Fees -               Fiscal Year Ending July 31, 2004 - $5,610
                                      Fiscal Year Ending July 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -         Fiscal Year Ending July 31, 2004 - $0
                                      Fiscal Year Ending July 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2004 - $15,735,706
             Fiscal Year Ending July 31, 2003 - $18,108,889

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

        Date: September 17, 2004